                              February 26, 1998


[Name]
[Title]
Dresser Industries, Inc.
2001 Ross Avenue
Dallas, TX 75201

RE:  Dresser Long Term Incentive and Retention Plan

Dear [Name]:

     For good and valuable consideration, the sufficiency of which is hereby agreed, you hereby agree to waive and release any and all rights, if any, which you may hold in the Dresser Long Term Incentive and Retention Plan.

                                          Sincerely,




                                          Clint E. Ables






Agreed and Accepted:


---------------------------------
Name

Date: FEBRUARY 26, 1998
      -----------------